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                                     EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Shareholders of ENCAD, Inc.

We consent to the incorporation by reference in Registration Statements
No. 33-72978, No. 33-95252 and No. 333-24965 of ENCAD, Inc. on Form S-8 of our
report dated February 4, 1997, incorporated by reference in this Annual Report on Form 10-K/A-2 of ENCAD, Inc. for the year ended December 31, 1996.


/s/ DELOITTE & TOUCHE LLP

San Diego, California
May 30, 1997